SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant  / /

Filed by a party other than the registrant  /x/

Check the appropriate box:

   / /   Preliminary proxy statement      / /   Confidential, for Use of the
                                                Commission Only (as permitted by
   / /   Definitive proxy statement             Rule 14a-6(e)(2))

   / /   Definitive additional materials

   /x/   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       GREAT WESTERN FINANCIAL CORPORATION
                (Name of Registrant as Specified in Its Charter)

                            H. F. AHMANSON & COMPANY
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/x/   No fee required

/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

/ /   Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

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                                EXPLANATORY NOTE

      This Schedule 14A filing (EDGAR submission type DFAN14A) has been prepared to revise a Schedule 14A filing (EDGAR submission type DFAN14A) made on March 5, 1997 to add the facing sheet which was inadvertently omitted and to correct a typographical error on page 4 under the caption "PROPOSAL 5".

[H. F. Ahmanson & Company LOGO]              [Home Savings of America, FSB LOGO]

                            H. F. AHMANSON & COMPANY

                              PROPOSED MERGER WITH
                       GREAT WESTERN FINANCIAL CORPORATION

                          CONSENT SOLICITATION PROCESS

                                   MARCH 1997

[H. F. Ahmanson & Company LOGO]              [Home Savings of America, FSB LOGO]

                           CONSENT SOLICITATION TABLE

DATE                    EVENT

March 3 H.F. Ahmanson commences mailing of consent materials

March 3                 Great Western Financial sets Consent Record
                        Date of March 13, 1997

March 5 Direct solicitation of Great Western Financial investors commences

March 10                Direct solicitation continues

March 13                Consent Record Date

Target Date for         As promptly as possible - specific date to be
Completion of           announced
Consent Solicitation

[H. F. Ahmanson & Company LOGO]              [Home Savings of America, FSB LOGO]

      PROPOSAL 1: Urge the GWF Board to accept the AHM Merger Proposal unless a bona fide superior proposal is received (see page 4 of Consent Statement).

      EFFECT: Send a clear message to the GWF Board that you want to maximize the value of your investment.

      PROPOSAL 2: The GWF Board may not, without GWF stockholder approval, grant excessive break-up fees or stock options or take other actions that could deter a merger (see Page 4 of Consent Statement).

      EFFECT:  Prevent actions by the GWF Board that could deter a merger.

      PROPOSAL 3: Set terms for the Annual Meeting date (see page 5 of Consent Statement).

      EFFECT: Prevent the GWF Board from continuing to delay the holding of the GWF Annual Meeting of Stockholders.

[H. F. Ahmanson & Company LOGO]              [Home Savings of America, FSB LOGO]

      PROPOSAL 4: If a quorum is present at the Annual Meeting, the meeting shall not be adjourned until all noticed matters have been acted upon (see page 5 of Consent Statement).

      EFFECT: Force the presiding officer of the Annual Meeting to require action upon all matters properly brought before the meeting.

      PROPOSAL 5: The GWF Board cannot add or change By-laws adopted pursuant to the AHM consent without stockholder approval (see page 6 of Consent Statement).

      EFFECT: Prevent the GWF Board from making By-law changes that may deter a merger.

[H. F. Ahmanson & Company LOGO]              [Home Savings of America, FSB LOGO]

              SHARES OF GREAT WESTERN FINANCIAL CORPORATION ("GWF")
                  COMMON STOCK HELD BY H.F. AHMANSON & COMPANY
               ("AHMANSON"), ITS DIRECTORS AND EXECUTIVE OFFICERS
            AND CERTAIN EMPLOYEES, OTHER REPRESENTATIVES OF AHMANSON
              AND CERTAIN OTHER PERSONS WHO MAY SOLICIT PROXIES OR
                 CONSENTS, AND CERTAIN TRANSACTIONS BETWEEN ANY
                                 OF THEM AND GWF

      Ahmanson and certain other persons named below may solicit proxies (a) to elect three nominees and one or more alternate nominees (the "Nominees") as directors of GWF at the annual meeting of stockholders of GWF to be held on a date to be announced (the "Annual Meeting") and (b) in favor of the adoption at the Annual Meeting of a non-binding stockholder resolution and seven proposals to amend the By-laws of GWF. Ahmanson and certain other persons named below are soliciting consents from stockholders of GWF to approve proposals, without a stockholders' meeting, to adopt a non-binding resolution of stockholders and amendments to the By-laws of GWF. The participants in this solicitation may include Ahmanson; the directors of Ahmanson (Byron Allumbaugh, Harold A. Black, Richard M. Bressler, David R. Carpenter, Phillip D. Matthews, Richard L. Nolan, Delia M. Reyes, Charles R. Rinehart, Frank M. Sanchez, Elizabeth A. Sanders, Arthur W. Schmutz, William D. Schulte, and Bruce G. Willison); the following executive officers and employees of Ahmanson or its subsidiaries: Kevin M. Twomey (Senior Executive Vice President and Chief Financial Officer), Anne-Drue
M. Anderson (Executive Vice President and Treasurer), Madeleine A. Kleiner (Senior Executive Vice President and General Counsel), Stephen Swartz (Senior Vice President and Director of Investor Relations), Eric Warmstein (Senior Vice President and Director of Corporate Development), Mary Trigg (Senior Vice President and Director of Public Relations), Linda McCall (Senior Vice President and Director of Corporate Taxes), Adrian Rodriguez (Vice President of Public Relations), Samantha Davies (Vice President of Public Relations), Peter Bennett (Assistant Vice President of Public Relations), Barbara Timmer (Senior Vice President and Director of Government and Legislative Affairs), and Tim Glassett (First Vice President and Assistant General Counsel); and the following
Nominees:  Lawrence A. Del Santo, Robert T. Gelber, Wolfgang Schoellkopf, Hugh
M. Grant and John E. Merow.

[H. F. Ahmanson & Company LOGO]              [Home Savings of America, FSB LOGO]

      As of the date of this communication, Ahmanson is the beneficial owner of 100 shares of GWF Common Stock. Other than Mr. Gelber, who owns 332 shares of GWF Common Stock, none of the Nominees is the beneficial owner of any GWF Common Stock.

      Other than set forth herein, as of the date of this communication, neither Ahmanson nor any of its directors, executive officers or other representatives or employees of Ahmanson, any Nominees or other persons known to Ahmanson, who may solicit proxies has any security holdings in GWF. Ahmanson disclaims beneficial ownership of any securities of GWF held by any pension plan or other employee benefit plan of Ahmanson or by any affiliate of Ahmanson. Ahmanson further disclaims beneficial ownership of any securities of GWF held by Ahmanson or any of its subsidiaries for the benefit of third parties or in customer or fiduciary accounts in the ordinary course of business.

      Although Credit Suisse First Boston Corporation ("CSFB") and Montgomery Securities ("Montgomery"), financial advisors to Ahmanson, do not admit that they or any of their directors, officers, employees or affiliates are a "participant," as defined in Schedule 14A promulgated under the Securities Exchange Act of 1934 by the Securities and Exchange Commission, or that such
Schedule 14A requires the disclosure of certain information concerning CSFB or Montgomery, CSFB and Montgomery may assist Ahmanson in such a solicitation.
Each of CSFB and Montgomery engages in a full range of investment banking, securities trading, market-making and brokerage services for institutional and individual clients. In the normal course of their respective businesses, each of CSFB and Montgomery may trade securities of GWF for their own account and the account of their customers and, accordingly, may at any time hold a long or short position in such securities. As of February 27, 1997, CSFB held a net 13,924 shares of GWF common stock and Montgomery held no shares of GWF common stock.

      Except as disclosed above, to the knowledge of Ahmanson, none of Ahmanson, the directors or executive officers of Ahmanson, the employees or other representatives of Ahmanson or the Nominees named above has any interest, direct or indirect, by security holdings or otherwise, in GWF.